LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED APRIL 21, 2010

TO THE SUMMARY PROSPECTUS

The legend on the cover of Legg Mason Manager Select Large Cap Growth Fund’s Summary Prospectus dated December 21, 2009, as supplemented on March 22, 2010, is deleted and replaced with the following:

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder report, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus dated December 1, 2009, as supplemented on March 12, 2010, and as may be amended or further supplemented, and the fund’s statement of additional information, dated December 1, 2009, as supplemented on March 12, 2010 and April 21, 2010, and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus.

FDXX012364